UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

HG HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

PRELIMINARY COPY, SUBJECT TO COMPLETION, DATED JULY 29, 2025

HG Holdings, Inc.

2115 E. 7th St., Suite 101

Charlotte, North Carolina 28204

(850) 299-9296

NOTICE OF ACTION TAKEN BY

WRITTEN CONSENT OF A MAJORITY OF STOCKHOLDERS IN LIEU OF A MEETING

Dear Stockholders,

This Information Statement is being provided by the Board of Directors (the “Board”) of HG Holdings, Inc., a Delaware corporation (the “Company,” “we,” “our,” or “us”), to the Company’s stockholders of record as of the close of business on July 28, 2025 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The purpose of this Information Statement is to notify the Company’s stockholders that, as recommended by the Board, on July 26, 2025, holders of a majority of the Company’s outstanding stock entitled to vote acted by written consent in lieu of a meeting of stockholders to approve the filing of a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to decrease the total number of authorized shares of all classes of the Company’s capital stock from 36,000,000 shares to 8,000,000 shares by decreasing the number of authorized shares of the Company’s common stock, par value $0.02 per share (“Common Stock”), from 35,000,000 shares to 7,000,000 shares. The number of authorized shares of the Company’s blank check preferred stock, par value $0.01 per share (“Preferred Stock”), remains 1,000,000 shares. The approval of such holders was sufficient under the Delaware General Corporation Law and the Company’s Certificate of Incorporation to approve the Certificate of Amendment and, accordingly, the Certificate of Amendment is not being submitted to the Company’s other stockholders for a vote.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS. NO MEETING OF STOCKHOLDERS WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

THIS INFORMATION STATEMENT IS PROVIDED SOLELY FOR YOUR INFORMATION.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required on your part. In accordance with Rule 14c-2 under the Exchange Act, we plan to file the Certificate of Amendment 20 calendar days following the mailing on or about [●], 2025 of this Notice and the accompanying Information Statement to stockholders of record as of the Record Date, or as soon thereafter as is reasonably practicable.

BY ORDER OF THE BOARD OF DIRECTORS OF HG HOLDINGS, INC.,

/s/ Anna Lieb

Anna Lieb

Secretary

[●], 2025

HG Holdings, Inc.

2115 E. 7th St., Suite 101

Charlotte, North Carolina 28204

(850) 299-9296

INFORMATION STATEMENT

ACTION TAKEN BY WRITTEN CONSENT OF A MAJORITY OF STOCKHOLDERS

In this Information Statement, unless the context otherwise requires, the “Company,” “we,” “our,” and “us” and similar expressions refer to HG Holdings, Inc., a Delaware corporation. This Information Statement is being sent to inform our stockholders that we have obtained a written consent (the “Consent”) from stockholders holding a majority of the stock of the Company entitled to vote (the “Majority Stockholders”) approving the filing of a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to decrease the total number of authorized shares of all classes of the Company’s capital stock from 36,000,000 shares to 8,000,000 shares by decreasing the number of authorized shares of the Company’s common stock, par value $0.02 per share (“Common Stock”), from 35,000,000 shares to 7,000,000 shares. The number of authorized shares of the Company’s blank check preferred stock, par value $0.01 per share (“Preferred Stock”), remains 1,000,000 shares. A form of the Certificate of Amendment is attached hereto as Appendix A.

This Information Statement is being mailed on or about [●], 2025 to the Company’s stockholders of record as of July 28, 2025 (the “Record Date”) that did not execute the Consent. This Information Statement constitutes notice to our stockholders of a corporate action taken by our stockholders without a meeting as required by Section 228 of the Delaware General Corporation Law (the “DGCL”). We will pay the costs of preparing and sending out the enclosed Notice and this Information Statement. We will require brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our stock held by them, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such materials.

THE ACCOMPANYING MATERIAL IS BEING PROVIDED TO YOU FOR INFORMATIONAL PURPOSES ONLY. NO VOTE OR OTHER ACTION OF OUR STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

In accordance with Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we plan to file the Certificate of Amendment 20 calendar days following the mailing of this Information Statement, or as soon thereafter as is reasonably practicable.

QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT

Q:	Why am I receiving this Information Statement?

A:

The purpose of this Information Statement is to inform the Company’s stockholders that on July 26, 2025, the Majority Stockholders acted by written consent in lieu of a meeting of stockholders to approve the Certificate of Amendment. Pursuant to Section 228 of the DGCL, Article II, Section 9 of the Company’s Bylaws, as amended, and Section 14(c) of the Exchange Act and the regulations promulgated thereunder, the Company is required to provide prompt notice of a corporate action by written consent of stockholders to the Company’s stockholders who have not consented in writing to such action. You are urged to read the Information Statement in its entirety for a description of the action taken by the Company and the Majority Stockholders.

Q:	What actions did the Board of Directors take?

A:

On July 25, 2025, the Company’s Board of Directors (the “Board”), by unanimous written consent, declared it advisable and in the best interests of the Company to approve and submit for approval to our stockholders the Certificate of Amendment, providing for a decrease in the total number of authorized shares of all classes of the Company’s capital stock from 36,000,000 shares to 8,000,000 shares by decreasing the number of authorized shares of the Company’s Common Stock from 35,000,000 shares to 7,000,000 shares. The number of authorized shares of the Company’s Preferred Stock remains 1,000,000 shares. The Board believes that it is in the Company’s and its stockholders’ best interests to decrease the number of authorized shares of Common Stock in order to reduce significant recurring costs (primarily filing fees paid to the State of Delaware).

Q:	Do I need to consent or submit a proxy in relation to the Certificate of Amendment?

A:

No. The Majority Stockholders have already approved the Certificate of Amendment pursuant to a written consent in lieu of a meeting of stockholders. The Company is not soliciting your consent or proxy in connection with the Certificate of Amendment, and no consents or proxies are requested from stockholders.

Q:	Am I entitled to appraisal rights or dissenters’ rights?

A:

No. Stockholders are not entitled to dissenters’ rights or to demand appraisal of, or to receive payment of, their shares under the DGCL in connection with the matters described in this Information Statement.

Q:	When do you expect the Certificate of Amendment to be effective?

A:

The Certificate of Amendment will become effective upon its filing with the Secretary of State of the State of Delaware. We expect to file the Certificate of Amendment 20 calendar days following the mailing of this Information Statement, or as soon thereafter as is reasonably practicable. The Certificate of Amendment may be delayed or abandoned without further action by the stockholders at any time prior to the effectiveness of the Certificate of Amendment filed with the Secretary of State of the State of Delaware, notwithstanding the Majority Stockholders’ approval of the Certificate of Amendment, if the Board, in its sole discretion, determines that it is in the best interests of the Company and its stockholders to delay or abandon the Certificate of Amendment. Accordingly, there can be no assurance as to whether the Certificate of Amendment will become effective.

Q:	Is any action required on my part?

A:	No action is required on your part. This Information Statement is purely for your knowledge and records.

Q:	To whom may I direct any additional questions regarding this Information Statement?

A:	Any additional questions regarding this Information Statement may be directed to:

HG Holdings, Inc.

2115 E. 7th St., Suite 101

Charlotte, North Carolina 28204

(850) 299-9296

investor@hgholdingsinc.net

CONSENTING STOCKHOLDERS

As of the Record Date, there were 5,221,464 shares of Common Stock issued and outstanding. Pursuant to the DGCL and the Certificate of Incorporation, an amendment to the Certificate of Incorporation to decrease the number of authorized shares of Common Stock of the Company must be approved by the affirmative vote of holders of a majority of the outstanding shares of stock of the Company entitled to vote thereon. Each share of Common Stock is entitled to one vote.

On July 25, 2025, the Board unanimously executed a written consent approving, and recommending that the stockholders approve, the Certificate of Amendment. Pursuant to Section 228 of the DGCL, the Majority Stockholders approved the Certificate of Amendment pursuant to the Consent dated July 26, 2025. The Majority Stockholders are the record or beneficial owner of 3,902,613 shares of Common Stock, which represents 74.74% of the total shares of Common Stock entitled to vote. No consideration was paid for the consents. The names of the Majority Stockholders, affiliations with the Company and beneficial holdings are as follows:

Name of Stockholder	Shares of Common Stock	Percent of Total Shares Entitled to Vote
Hale Partnership Fund, L.P. (1)	1,550,439	29.69%
The Vanderbilt University “VUA Hale SMA” (2)	1,511,983	28.96%
MGEN II – Hale Fund, L.P. (1)	63,100	1.21%
Dickinson – Hale Fund, L.P. (1)	87,704	1.68%
Smith – Hale Fund, L.P. (1)	187,243	3.59%
Hale ICFG Fund, L.P. (1)	376,689	7.21%
Clark – Hale Fund, L.P. (1)	97,678	1.87%
Steven A. Hale II (3)	27,777	0.53%
Total	3,902,613	74.74%

(1)

Hale Partnership Capital Management, LLC (“Hale Advisor”), an asset management firm founded by Steven A. Hale II, our Chairman and Chief Executive Officer, and for which Mr. Hale serves as sole manager, is the investment manager for each of (i) Hale Partnership Fund, L.P.; (ii) MGEN II – Hale Fund, L.P.; (iii) Dickinson – Hale Fund, L.P.; (iv) Smith – Hale Fund, L.P.; (v) Hale ICFG Fund, L.P.; and (vi) Clark – Hale Fund, L.P. (collectively, the “Hale Funds”). Hale Partnership Capital Advisers, LLC (“Hale GP”), an entity for which Mr. Hale serves as sole manager, is the general partner of each of the Hale Funds.

(2)	Hale Advisor serves as the investment manager of The Vanderbilt University “VUA Hale SMA” (the “Managed Account”).

(3)	Mr. Hale is our Chairman and Chief Executive Officer.

We are not seeking written consent from any other stockholder, and the other stockholders will not be given an opportunity to vote with respect to the Certificate of Amendment. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising stockholders of the action taken by written consent and giving stockholders notice of such actions taken as required by the Exchange Act.

CERTIFICATE OF AMENDMENT

The Certificate of Amendment described in this Information Statement is an amendment to the Company’s Certificate of Incorporation, decreasing the total number of authorized shares of all classes of the Company’s capital stock from 36,000,000 shares to 8,000,000 shares by decreasing the number of authorized shares of the Company’s Common Stock from 35,000,000 shares to 7,000,000 shares. The number of authorized shares of the Company’s Preferred Stock remains 1,000,000 shares. The par value of the authorized shares of Common Stock, as well as the voting powers, designations, preferences, restrictions and relative rights of the Common Stock, will remain unchanged.

On July 25, 2025, the Board approved the Certificate of Amendment, subject to the approval of the holders of a majority of the stock of the Company entitled to vote thereon. The Majority Stockholders approved the Certificate of Amendment by written consent on July 26, 2025. The Certificate of Amendment will become effective as of the date and time stated in the Certificate of Amendment upon its filing with the Secretary of State of the State of Delaware, which we expect to file 20 calendar days following the mailing of this Information Statement, or as soon thereafter as is reasonably practicable.

The foregoing description of the Certificate of Amendment is only a summary and is qualified in its entirety by reference to the actual text of the Certificate of Amendment, a copy of which is attached hereto as Appendix A.

Purpose of the Amendment

The Board believes that it is in the Company’s and its stockholders’ best interests to decrease the number of authorized shares of Common Stock in order to reduce significant recurring costs (primarily filing fees paid to the State of Delaware). The Board does not anticipate needing to issue the no-longer-authorized shares in the foreseeable future and believes it has continued to reserve a sufficient number of authorized shares of stock following the effectiveness of the Certificate of Amendment to meet the Company’s ongoing share capital needs. The Company reserves the right to seek a further increase or decrease in authorized shares from time to time in the future as considered appropriate by the Board.

Anti-Takeover Effects

The potential anti-takeover effects of the authorized and unissued shares of Common Stock would not be changed by the Certificate of Amendment. The Company’s authorized and unissued shares of Common Stock are available for future issuance without stockholder approval except as may otherwise be required by applicable regulations or Delaware law. The Company may issue additional shares for a variety of purposes, including future offerings to raise additional capital, to fund acquisitions and as director, employee and consultant compensation. The existence of authorized but unissued shares of Common Stock could render more difficult, or discourage an attempt, to obtain control of the Company by means of a proxy contest, tender offer, merger or otherwise.

Other Potential Effects of the Proposed Amendment

The authorization of a reduced number of shares of Common Stock will not, by itself, have any effect on the rights of present stockholders. The decrease in the number of authorized shares of Common Stock would result in fewer shares of authorized but unissued Common Stock being available for future issuance for various purposes, including raising capital or making acquisitions. However, we currently expect that the amount of authorized but unissued shares of Common Stock available for future issuances following the effectiveness of the Certificate of Amendment will be sufficient for our future needs.

Reservation of Rights

The Certificate of Amendment may be delayed or abandoned without further action by the stockholders at any time prior to the effectiveness of the Certificate of Amendment filed with the Secretary of State of the State of Delaware, notwithstanding the Majority Stockholders’ approval of the Certificate of Amendment, if the Board, in its sole discretion, determines that it is in the best interests of the Company and its stockholders to delay or abandon the Certificate of Amendment. Accordingly, there can be no assurance as to whether the Certificate of Amendment will become effective.

Interests of Certain Persons in Matters to be Acted Upon

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership, as of the Record Date, of our Common Stock by each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock, our directors, our named executive officers, and our directors and current executive officers as a group. Unless otherwise set forth below, the address of each stockholder listed in the following table is 2115 E. 7th Street, Suite 101, Charlotte, North Carolina 28204. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes securities over which a person has voting or investment power and securities that a person has the right to acquire within 60 days. Percentages are based on 5,221,464 shares of Common Stock outstanding as of the Record Date.

Name	Amount and Nature of Beneficial Ownership		Percent of Class
Solas Capital Management, LLC	762,727	(a)	14.61%
Hale Partnership Fund, L.P. and related parties	3,874,836	(b)	74.21%
Jeffrey S. Gilliam	4,165			(c)
Steven A. Hale II	3,902,613	(d)	74.74%
Peter M. Sherman	8,702			(c)
Anna A. Lieb	—		—
Justin H. Edenfield	—		—
All directors and executive officers as a group (4 persons)	3,915,480	(d)(e)	74.99%

(a)

The beneficial ownership information for Solas Capital Management, LLC (“Solas”) is based upon the Schedule 13G filed with the SEC on April 28, 2025. The Schedule 13G indicates that Solas and Golden each have shared voting and dispositive power over all of the reported shares. The business address of Solas and Golden is 1063 Post Road, 2nd Floor, Darien, Connecticut 06820.

(b)

The beneficial ownership information reported is based upon the Schedule 13D/A filed with the SEC on May 13, 2025 by Hale Advisor, Hale GP, the Hale Funds and Steven A. Hale II and the Form 4 filed with the SEC on May 12, 2025 by Hale Advisor, Hale Partnership Fund, L.P. and Steven A. Hale II. Hale Advisor and Steven A. Hale II each have shared voting and dispositive power over all of the reported shares. Steven A. Hale II also has sole voting power over 27,777 shares. Hale GP has shared voting and dispositive power over 2,362,853 shares; Hale Partnership Fund, L.P. has shared voting and dispositive power over 1,550,439 shares; Hale ICFG Fund, L.P. has shared voting and dispositive power over 376,689 shares, MGEN II - Hale Fund, L.P. has shared voting and dispositive power over 63,100 shares; Dickinson - Hale Fund, L.P. has shared voting and dispositive power over 87,704 shares; Smith - Hale Fund, L.P. has shared voting and dispositive power over 187,243 shares; Clark - Hale Fund, L.P. has shared voting and dispositive power over 97,678 shares; and the Managed Account for which Hale Advisor serves as the investment manager has shared voting and dispositive power over 1,511,983 shares. Hale GP is the general partner of the Hale Funds. The principal business and principal office address for each of the aforementioned parties is 2115 E. 7th St., Charlotte, North Carolina 28204.

(c)	1% or less.
(d)	Includes 3,874,836 shares over which Mr. Hale shares voting and dispositive power as a result of his service as managing member of Hale Advisor. See note (b) above.
(e)

Includes shares beneficially owned by all directors and current executive officers. Mr. Edenfield resigned as Principal Financial and Accounting Officer; Secretary effective May 31, 2024 and Ms. Lieb was elected Principal Financial and Accounting Officer; Secretary effective May 31, 2024. Neither Ms. Lieb nor Mr. Edenfield beneficially owns any shares of Common Stock of the Company.

Change of Control Transaction

On April 21, 2025, the Company entered into an Assignment and Contribution Agreement (the “Contribution Agreement”) with the assignors listed on Schedule A thereto (the “Assignors”), pursuant to which the Assignors assigned and contributed to the Company an aggregate of 10,203 shares of common stock, no par value, and 291,656 shares of Class A stock, no par value, of ACMAT Corporation, a Connecticut corporation, and, in consideration of and exchange therefor, the Company issued to the Assignors an aggregate of 2,899,876 shares of Company Common Stock, which issuance was contingent upon the closing of the transactions contemplated by a Master Services Agreement, dated April 21, 2025 and effective June 1, 2025, between the Company and HP Risk Solutions, LLC, a wholly-owned subsidiary of HP Holding Company, LLC, which is wholly-owned by certain affiliates of Mr. Hale. Hale Advisor, controlled by Mr. Hale, is the registered investment advisor or investment manager for each of the Assignors, and Hale GP, controlled by Mr. Hale, is the general partner of all but one of the Assignors. Prior to the transactions effected pursuant to the Contribution Agreement and the Company’s repurchase of 402,322 shares of common stock from unaffiliated third parties effective as of the same date, the Assignors owned an aggregate of approximately 34.7% of the Company’s outstanding shares of Common Stock. After giving effect to the transactions effected pursuant to the Contribution Agreement and the repurchase described above, the Assignors owned an aggregate of approximately 73.0% of the Company’s outstanding shares of Common Stock. In addition, after giving effect to these transactions, Mr. Hale individually owned 0.52% of the Company’s outstanding shares of Common Stock.

ADDITIONAL INFORMATION

We file Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, proxy statements and other information with the SEC. Our filings with the SEC are available on the SEC’s website at www.sec.gov. We also maintain a website at www.hgholdingsinc.net where we make available, free of charge, in the Investor Relations section, documents we file with or furnish to the SEC, including our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any amendments to those reports. We make this information available as soon as reasonably practicable after we electronically file such materials with, or furnish such information to, the SEC. The information contained on or accessible through our website is not a part of, and is not incorporated by reference into, this Information Statement or any other report or document we file with the SEC. Copies of such documents are available in print at no charge to any stockholder who makes a request. Such requests should be made to our corporate headquarters, 2115 E. 7th Street, Suite 101, Charlotte, North Carolina 28204, Attention: Mr. Steven A. Hale II, by telephone at (850) 299-9296, or by e-mail at investor@hgholdingsinc.net.

HOUSEHOLDING OF INFORMATION STATEMENT

We have adopted a procedure permitted by SEC rules that is commonly referred to as “householding.” Under this procedure, a single Information Statement is delivered to multiple stockholders sharing an address unless we receive contrary instructions from any stockholder at that address. We have adopted this procedure because we believe it reduces the volume of duplicate information stockholders receive and helps to reduce our printing and postage costs. A number of brokers with account holders who are Company stockholders will be “householding” the Information Statement as well.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Information Statement, or if you and other stockholders sharing your address are receiving multiple copies of the Information Statement and you would like to receive only a single copy of such materials in the future, please notify your broker if you hold your Company shares through a broker, or notify us directly if you are a stockholder of record by contacting us at:

HG Holdings, Inc.
2115 E. 7th Street, Suite 101

Charlotte, North Carolina 28204
Attention: Secretary

(855) 294-7372 x 6181

We will send promptly additional copies of the relevant materials following receipt of a request for additional copies.

FORWARD-LOOKING STATEMENTS

Certain statements set forth in this Information Statement are forward-looking statements that are based on management’s beliefs and assumptions and on information currently available to management. All statements other than statements of historical facts contained in this Information Statement, including statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management, outlook, and expected growth, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “aim,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors, many of which have outcomes that are difficult to predict and may be outside our control, that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We cannot assure you that the forward-looking statements in this Information Statement will prove to be accurate. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this Information Statement represent our views as of the date of this Information Statement. We anticipate that subsequent events and developments will cause our views to change; however, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by U.S. federal securities laws. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Information Statement. Our subsequent SEC filings may contain updates to the forward-looking statements contained herein.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above actions. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

BY ORDER OF THE BOARD OF DIRECTORS OF HG HOLDINGS, INC.,

/s/ Anna Lieb

Anna Lieb

Secretary

[●], 2025

APPENDIX A

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION

OF

HG HOLDINGS, INC.

HG HOLDINGS, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST: The name of the Corporation is HG HOLDINGS, INC.

SECOND: The Amendment Certificate to the Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware effective as of July 15, 2021.

THIRD: The Restated Certificate of Incorporation of the Corporation is hereby amended as follows:

1.	Article FOURTH is hereby amended by deleting the first sentence of such article in its entirety and replacing it with the following:

“FOURTH: The total number of shares of all classes of capital stock which this Corporation is authorized to issue is 8,000,000 shares which are divided into two classes as follows:

Seven Million (7,000,000) shares of Common Stock, $.02 par value per share; and

One Million (1,000,000) shares of Blank Check Preferred Stock, $.01 par value per share.”

FOURTH: The foregoing amendment was duly adopted by the board of directors and by the stockholders of the Corporation in accordance with the applicable provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

FIFTH: This Certificate of Amendment shall be deemed effective upon its filing with the Secretary of State of the State of Delaware.

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed this [●] day of [●], 2025.

HG HOLDINGS, INC.

By:	/s/ Anna A. Lieb
Name: Anna A. Lieb
Title: Principal Financial and Accounting Officer; Secretary

A-2